UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2007

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	33-27312	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 17, 2007, Lakeland Bancorp, Inc. disseminated a press release reporting third quarter results for the period ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

In the press release referred to in Item 2.02, the Company reported the following events: A $0.10 cash dividend was declared on October 16, 2007. The cash dividend will be paid on November 15, 2007 to shareholders of record at the close of business on October 31, 2007. A 5% stock dividend was declared on October 16, 2007. The stock dividend will be paid on November 16, 2007 to shareholders of record at the close of business on October 31, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Press Release, dated October 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

	By:	/s/ Roger Bosma
	Name:	Roger Bosma
	Title:	President and Chief Executive Officer

Dated: October 17, 2007